Are you getting high current income from your savings and investments?  This is Gabriel Wisdom with American Money Management.  Michael Moore and I are excited to announce that Forbes Magazine columnist Richard Lehmann has joined us to manage the Fallen Angels Income Fund.  Richard Lehmann is known to Forbes readers and to investment professionals worldwide for uncovering attractive income opportunities, and now his strategies are available to you thru the Fallen Angels Income Fund.  With no load or sales charges, you can have substantial cash flow with appreciation potential, managed by Richard Lehmann and our team.  To learn more, call us at 888-999-1395, that's 888-999-1395.   Always consider the investment objectives, risks, fees and expenses of any mutual fund carefully before investing.  This and other information is in the prospectus, which you'll receive by calling us at 888-999-1395, that's 888-999-1395, or at American Money Management dot com.  Read it carefully before investing.